EXHIBIT 4.7

                    AGENCY AGREEMENT BETWEEN THE COMPANY AND
               CANACCORD CAPITAL CORPORATION DATED JULY 31, 2003


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                            AGENCY OFFERING AGREEMENT

THIS AGREEMENT dated for reference July 31, 2003 is made

BETWEEN

             AMERA RESOURCES CORPORATION, 709-837 West Hastings Street, Vancouver, British Columbia, V6C 3N6

                                                                 (the "Issuer");

AND

             CANACCORD CAPITAL CORPORATION, 2200-609 Granville
             Street, Vancouver, British Columbia, V7Y 1H2

                                                                  (the "Agent").

WHEREAS:

A. The Issuer wishes to raise money for the purposes set forth in its Prospectus, which is to be filed by the Issuer with the Commissions and the Exchange, by offering for sale certain of its securities;

B. The Issuer wishes to appoint the Agent to distribute those securities and the Agent is willing to accept the appointment on the terms and conditions of this Agreement;

THE PARTIES to this Agreement therefore agree:

1.       DEFINITIONS

In this Agreement:

         (a)   "Agent's  Warrants"  means the common share purchase  warrants of
               the  Issuer   issued  to  the  Agent  as  part  of  the   Agent's
               compensation;

         (b) "Agent's Warrant Shares" means any common shares in the capital of the Issuer that may be issued on exercise of the Agent's Warrants;

         (c) "Applicable Legislation" means the Securities Act or comparable legislation in each of the Selling Jurisdictions, the regulations and rules made under that legislation, and all administrative policy statements, blanket orders, notices, directions, instruments and rulings issued by the Commissions;

         (d) "Closing" means the completion of the purchase and sale of all of the Units comprised in the Offering;

         (e) "Closing Day" means the day on which the Closing takes place as determined by the Agent acting, reasonably;


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         (f)   "Commissions"  means the  securities  commissions  in each of the
               Selling Jurisdictions;

         (g) "Corporate Finance Shares" means the common shares in the capital of the Issuer to be issued to the Agent by the Issuer in consideration of corporate finance and structuring services provided by the Agent;

         (h) "Distribution" means the distribution or sale of the Securities pursuant to this Agreement;

         (i) "Effective Date" means the date on which the final receipt for the Prospectus is issued by the Commissions;

         (j)   "Exchange" means the TSX Venture Exchange;

         (k) "Material Change" has the meaning defined in the Applicable Legislation;

         (l) "Material Fact" has the meaning defined in the Applicable Legislation;

         (m) "Misrepresentation" has the meaning defined in the Applicable Legislation;

         (n)   "Offering" means the offering of the Units under the Prospectus;

         (o) "Offering Day" means the day chosen by the Agent to contract the purchases of Units by its clients;

         (p)   "Offering Price" means $0.45 per Unit;

         (q) "Prospectus" means the preliminary prospectus and the final prospectus filed or intended to be filed by the Issuer with the Regulatory Authorities in connection with the Offering and any amendments to the preliminary prospectus and final prospectus which may be filed with the Regulatory Authorities;

         (r)   "Regulatory Authorities" means the Commissions and the Exchange;

         (s) "Selling Jurisdictions" means the provinces of British Columbia and Alberta;

         (t) "Securities" means the Units, the Shares and Warrants of the Issuer forming part of the Units, the Agent's Warrants and any common shares in the capital of the Issuer issued on the exercise of the Warrants and Agent's Warrants and issued pursuant to the Greenshoe Option and any other common shares of the Issuer which may be qualified for distribution under the Prospectus;

         (u) "Share" means a previously unissued common share in the capital of the Issuer, as presently constituted, which will be issued as part of a Unit;

         (v) "Units" means the 1,500,000 units comprised of one Share and one Warrant to be distributed under the Prospectus;



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         (w)   "Warrants" means the non-transferable  share purchase warrants of the Issuer which will be issued as part of the Units and which have the terms provided in this Agreement and the certificates representing such share purchase warrants; and

         (x) "Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Warrants.

2.       APPOINTMENT OF AGENT

2.1 The Issuer appoints the Agent as its exclusive agent and the Agent accepts the appointment and will act as the exclusive agent of the Issuer to offer the Units for sale to persons who represent themselves as being resident in one of the Selling Jurisdictions or such other jurisdictions where the Units may lawfully be offered for sale under the Prospectus at the Offering Price.

3.       CONDUCT OF THE OFFERING

3.1 Prior to the Effective Date, the Issuer will apply to the Exchange for a conditional listing of its common shares.

3.2      The Offering Day will be on or before the earlier of the day which is:

         (a)   90 days after the Effective Date; and

         (b) 12 months after the date of the issue by the Commissions of the preliminary receipt for the Prospectus.

3.3 The Offering will be made in accordance with the rules and policies of the Exchange and in compliance with the Applicable Legislation.

3.4 After the Offering has been completed, the Issuer and the Agent will file any documents required by the Exchange in order to list and commence trading of the common shares of the Issuer on the Exchange.

3.5 The Agent will advise the Issuer and its counsel in writing when the Distribution under the Prospectus is complete.

3.6 The Agent may solicit and accept subscriptions for additional units up to a maximum of 15% of the Offering (the "Greenshoe Option").

3.7 The number of additional units subject to the Greenshoe Option will be the lesser of 15% of the Offering or the actual number of additional units for which subscriptions have been received.

3.8 The Agent will advise the Issuer of the number of additional units subject to the Greenshoe Option within five business days after the Offering Day.



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3.9      On receipt of notice in writing from the Agent given within 60 calendar days from the Closing Day, the Issuer will issue and deliver to the Agent forthwith, at the Offering Price, the number of units subject to the Greenshoe Option.

3.10 Nothing in this Agreement will prevent the Agent from purchasing additional shares on the Exchange in order to fill subscriptions for additional units.

4.       OPINIONS AND CERTIFICATES

4.1 On the Effective Date, the Issuer will deliver the following documents to the Agent and its counsel in a form acceptable to them:

         (a) a comfort letter from the auditor of the Issuer, dated as of the date of the Prospectus and addressed to the Agent and its counsel, relating to the accuracy of the financial statements forming part of the Prospectus and the accuracy of the financial, numerical and certain other information disclosed in the Prospectus;

         (b) an opinion of counsel for the Issuer, dated as of the Effective Date and addressed to the Agent and its counsel, relating to any legal matter in connection with the creation, issuance and sale of the Securities for which the Agent may reasonably request an opinion (the "Legal Opinion");

         (c) a certificate of the Issuer, dated as of the Effective Date and signed by the president of the Issuer or by another officer approved by the Agent, certifying certain facts relating to the Issuer and its affairs (the "Officer's Certificate"); and

         (d) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agent or its counsel.

4.2 On the Closing Day, the Issuer will provide the Agent and its counsel with evidence of the necessary approval of the Regulatory Authorities for the Offering, the Legal Opinion and the Officer's Certificate updated to the Closing Day.

5.       AGENT'S COMPENSATION

In consideration of the services performed by the Agent under this Agreement, the Issuer agrees to:

         (a) pay the Agent a commission of 8% of the Offering Price per Unit sold including previously unissued units sold pursuant to the Greenshoe Option whether purchased by the Agent for its own account or for its clients or purchased by other members of the Exchange for their own accounts or for their clients, payable in lawful Canadian currency (the "Agent's Commission"); and

         (b) issue Agent's Warrants to the Agent or to members of its selling group as directed by the Agent entitling the Agent to purchase Agent's Warrant Shares in an amount equal to 15% of the Units sold.

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5.2      In  consideration  of  the  Agent's  services  in  connection  with the coordination and review of the Offering and the Prospectus, the Issuer will pay the Agent, on the Closing Day or cancellation of the Offering, a fee (the "Administration Fee") of $7,500.

5.3 In connection with the Offering, the Issuer agrees to issue 100,000 Corporate Finance Shares to the Agent on Closing.

5.4 The Agent's Warrants will be represented by certificates and will be non-transferable except as permitted by the Applicable Legislation and any order granted by the Commissions.

5.5 One Agent's Warrant will entitle the holder to purchase one Agent's Warrant Share at a price of $0.45 per Agent's Warrant Share.

5.6 The right to purchase Agent's Warrant Shares under the Agent's Warrants may be exercised at any time up to the close of business nine months from Closing Day.

5.7 The terms governing the Agent's Warrants will include, among other things, provisions for the appropriate adjustment in the class, number and price of the Agent's Warrant Shares upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the shares, the payment of stock dividends or the amalgamation of the Issuer.

5.8 The issue of the Agent's Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights during the period within which the Agent's Warrants are exercisable.

6.       WARRANTS

6.1      The Warrants will be non-transferable and in registered form.

6.2 One Warrant will be issued and delivered for each Unit of the Issuer offered and purchased under the Prospectus.

6.3 The Warrants may be exercised at any time up to the close of business nine months from the Closing Day.

6.4 Two Warrants will entitle the holder to purchase one additional previously unissued common share of the Issuer at $0.50 per Warrant Share.

6.5 The terms governing the Warrants will include, among other things, provisions for the appropriate adjustment in the class, number and price of the common shares of the Issuer issuable under the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends or the amalgamation of the Issuer.

6.6 The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, nor from issuing additional securities or rights during the period within which the Warrants are exercisable.

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7.       MINIMUM SUBSCRIPTION

7.1      The Offering is subject to a minimum subscription of 1,500,000 units.

7.2 All funds received by the Agent for subscription will be held in trust by the Agent or placed in trust with the Issuer's registrar and transfer agent until the minimum subscription has been obtained.

7.3 Notwithstanding any other term of this Agreement, all subscription funds received by the Agent will be returned to the subscribers if the minimum subscription is not obtained by the close of the market on the Offering Day.

7.4      Notwithstanding  any  other  term  of  this  Agreement,   the   Agent's
Commission will not be paid to the Agent if the minimum subscription is not obtained by the close of the market on the Offering Day.

8.       CLOSING

8.1      In this Section:

         (a) "Certificates" means the certificates representing the Shares and Warrants forming part of the Units in the names and denominations reasonably requested by the Agent and the certificates representing the Agent's Warrants;

         (b)   "Proceeds" means the gross proceeds of the Offering, less:

               (i)   that portion of the Agent's Commission payable in cash;

              (ii)   the Administration Fee;

             (iii) the expenses of the Agent in connection with the Offering which have not been repaid by the Issuer; and

              (iv) any amount already received by the Issuer from the sale of Units under the Offering.

8.2 The Issuer will on the Closing Day, issue and deliver the Certificates to the Agent against payment of the Proceeds.

8.3 If the Issuer has satisfied all of its material obligations under this Agreement, the Agent will on the Closing Day, pay the Proceeds to the Issuer against delivery of the Certificates.

8.4 The obligations of the Agent on the Closing Day, including the obligation to pay the Proceeds, shall be subject to the following conditions precedent, any of which may be waived by the Agent:

         (a) the Issuer shall have performed or complied with each covenant and obligation herein provided on its part to be performed or complied with;

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         (b)   each of the  representations  and warranties of the Issuer herein shall be true, and the Officer's Certificate shall contain certification to that effect;

         (c) the Issuer shall have made, within the time limit provided, each of the deliveries of opinion and certificates as provided in this Agreement; and

         (d) the Issuer shall have, to the satisfaction of the Agent's counsel, taken or caused to be taken all steps and proceedings which may be requisite under the Applicable Legislation to qualify the Distribution of the Shares and Warrants comprised in the Units to the public in the Selling Jurisdictions through registrants who have complied with the provisions of the Applicable Legislation, including the filing and the obtaining of receipts for the Prospectus.

9.       MATERIAL CHANGES

9.1 If, after the Prospectus is filed with the Regulatory Authorities but before the conclusion of the Distribution, a Material Change or change in a Material Fact occurs in the affairs of the Issuer, the Issuer will:

         (a) promptly notify the Agent immediately, in writing, with full particulars of the change; and

         (b) file with the Regulatory Authorities as soon as practicable, and in any event no later than 10 days after the change occurs, an amendment to the Prospectus in a form acceptable to the Agent disclosing the material change; and

         (c) provide as many copies of that amendment to the Agent as the Agent may reasonably request.

9.2 The Issuer shall in good faith discuss with the Agent any fact or change in circumstances (actual and anticipated, contemplated or threatened, whether financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Agent pursuant to the previous Subsection.

10.      TERMINATION

10.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the day the common shares of the Issuer are listed and commence trading on the Exchange if:

         (a) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets or the business of the Issuer or any subsidiary of the Issuer or the ability of the Agent to perform its obligations under this Agreement or an investor's decision to purchase Units;

         (b) an adverse Material Change or change in a Material Fact relating to any of the Securities occurs or is announced by the Issuer;

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         (c)   following a  consideration  of the history,  business,  products,
               property  or  affairs  of  the  Issuer  or  its   principals  and
               promoters,  or the state of the financial markets in general,  or
               the  state  of  the  market  for  the  Issuer's   securities   in
               particular, the Agent determines, in its discretion, that it is not in the interest of investors to complete the Offering;

         (d) the Securities cannot, in the opinion of the Agent, be marketed due to the state of the financial markets, or the market for the Units in particular; or

         (e) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors, officers or promoters, is commenced or threatened by an officer or official of any competent authority.

10.2 The Agent may terminate its obligations under this Agreement at any time if:

         (a) any order to cease trading (including communicating with persons in order to obtain expressions of interest) in the securities of the Issuer is made by a competent regulatory authority and that order is still in effect;

         (b)   the Issuer is in breach of any term of this Agreement;

         (c)   the  Agent  determines  that  any  of  the   representations   or
               warranties made by the Issuer in this Agreement is false or has become false.

10.3 If the Agent exercises its right to terminate this Agreement, then the Issuer will immediately issue a press release setting out particulars of the termination.

10.4 The Agent may terminate this Agreement, at its sole discretion, if a final receipt for the Prospectus is not issued by the Commissions within 120 days of the reference date of this Agreement.

11.      WARRANTIES AND REPRESENTATIONS

11.1     The Issuer warrants and represents to the Agent that:

         (a) the Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

         (b) the Issuer and its subsidiaries, if any, are duly registered and licenced to carry on business or own property in the jurisdictions in which they carry on business or own property where so required by the laws of that jurisdiction;

         (c) the authorized and issued capital of the Issuer is as disclosed in the Prospectus and the issued and outstanding common shares of the Issuer are fully paid and non-assessable;

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         (d)   the Issuer will reserve or set aside sufficient  common shares in its treasury to issue the Shares forming part of the Units, and all Warrant Shares which may be issued on the exercise of the Warrants and the Agent's Warrants or issued pursuant to the Greenshoe Option;

         (e) except as qualified by the Prospectus, the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Prospectus; all agreements by which the Issuer holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

         (f) the Prospectus will contain full, true and plain disclosure of all Material Facts in relation to the Issuer, its subsidiaries (if any), its business and its securities, will contain no Misrepresentations, will be accurate in all material respects and will omit no fact, the omission of which will make such representations misleading or incorrect;

         (g) the financial statements of the Issuer which form part of the Prospectus have been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer and its subsidiaries, if any, as at the date of the financial statements and there have been no adverse material changes in the financial position of the Issuer since that date, except as fully and plainly disclosed in the Prospectus;

         (h) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Applicable Legislation and its regulations and the COMPANY ACT (British Columbia) in relation to the issue and trading of its securities and in all matters relating to the Offering and the Distribution;

         (i) the issue and sale of the Securities and the undertaking of the Distribution by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

         (j) except as disclosed in the Prospectus, neither the Issuer or its subsidiaries, if any, is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened;

         (k) there are no judgments against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its subsidiaries, if any, is subject;

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         (l)   this  Agreement  has  been  duly   authorized  by  all  necessary
               corporate action on the part of the Issuer and the Issuer has full corporate power and authority to undertake the Offering, qualify the Prospectus and undertake the Distribution;

         (m) there is not presently, and will not be until the conclusion of the Distribution, any Material Change or change in any Material Fact relating to the Issuer which has not been or will not be fully disclosed in the Prospectus;

         (n) no order ceasing, halting or suspending trading in securities of the Issuer or prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

         (o) except as disclosed in the Prospectus, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or its subsidiaries, if any, or any other security convertible into or exchangeable for any such shares, or to require the Issuer or its subsidiaries, if any, to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

         (p) the Issuer and its subsidiaries, if any, have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

         (q) the Issuer and its subsidiaries, if any, have established on their books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or its subsidiaries, if any, which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer or its subsidiaries, if any;

         (r) other than the Agent, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein; and

         (s) the warranties and representations in this Subsection are true and correct and will remain so as of the conclusion of the distribution under the Prospectus.


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11.2     The Agent warrants and represents to the Issuer that:

         (a)   it is a valid and  subsisting  corporation  under the laws of the
               jurisdiction   in  which  it  was   incorporated,   continued  or
               amalgamated;

         (b)   it is a member in good standing of the Exchange; and

         (c) it has complied with and will fully comply with the requirements of all applicable securities laws, including, without limitation, the Applicable Legislation, its rules and regulations and the by-laws and rules of the Exchange, in relation to trading in the Securities and all matters relating to the Offering.

12.      EXPENSES OF AGENT

12.1 The Issuer will pay all of the expenses of the Offering and the Distribution and all the expenses reasonably incurred by the Agent in connection with the Offering and the Distribution including, without limitation, the fees and expenses of the solicitors for the Agent.

12.2 The Issuer will pay the expenses referred to in the previous Subsection even if the Prospectus and this Agreement are not accepted by the Regulatory Authorities or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agent.

12.3 The Agent may, from time to time, render accounts to the Issuer for its expenses for payment on the dates set out in the accounts.

12.4 The Issuer authorizes the Agent to deduct its reasonable expenses in connection with the Offering and the Distribution from the proceeds of the Offering, including expenses for which an account has not yet been rendered to the Issuer.

13.      FILING OF PROSPECTUS

13.1 The Issuer will cause the Prospectus to be filed with the Regulatory Authorities, will deliver all necessary copies of the Prospectus to the Regulatory Authorities and will use its best efforts to have the Prospectus accepted by the Regulatory Authorities.

13.2 The Issuer will provide the Agent with as many copies of the Prospectus as the Agent reasonably requests.

13.3 Delivery of the Prospectus and any amendment thereto shall constitute a representation and warranty by the Issuer to the Agent that all information and statements (except information and statements relating solely to the Agent) contained in the Prospectus and any amendment thereto are true and correct in all material respects at the time of delivery thereof and contain no Misrepresentations and constitute full, true and plain disclosure of all Material Facts relating to the Issuer and the Securities and that no Material Fact or material information has been omitted therefrom (except facts of information relating solely to the Agent) which is required to be stated therein or is necessary to make statements of information contained therein not misleading in light of the circumstances under which they were made. Such delivery shall also constitute the Issuer's consent to the Agent's use of the Prospectus, any amendment thereto and any other documents supplied to the Agent by the Issuer for the purpose of the sale of Units in Selling Jurisdictions in compliance herewith and with the Applicable Legislation.

14.      INDEMNITY

14.1 The Issuer will indemnify the Agent and each of its agents, directors, officers and employees (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

         (a) existing (or alleged to exist) by reason of untrue statements contained in the Prospectus or other written or oral representation made by the Issuer to an investor in connection with the Offering or the Distribution or by reason of the omission to state in the Prospectus any fact necessary to make such statements or representations not misleading (except for information and statements referring solely to the Agent);

         (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation or omission exists (except for information and statements referring solely to the Agent) including, without limitation, an order that the Distribution or trading in or distribution of the Securities is to cease;

         (c) resulting from the failure by the Issuer to file an amendment to the Prospectus as required by this Agreement;

         (d) resulting from the breach by the Issuer of any of the terms of this Agreement;

         (e) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

         (f) if the Issuer fails to issue and deliver the Certificates representing the Securities in the form and denominations satisfactory to the Agent at the time and place required by the Agent with the result that any completion of a sale of the Securities does not take place; or

         (g) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale unless that determination arises out of an act or omission by the Agent.

14.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

14.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

14.4 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the reasonable fees and expenses of such counsel.

14.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Party arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

14.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent Misrepresentation will be entitled to contribution from any person who is not found liable for such fraudulent Misrepresentation.

14.7 The Issuer will make no claim for, and waives irrevocably any right by statute or common law to contribution against any Indemnified Party in the event an action is brought against the Issuer as a result of any of the events described in Subsection 14.1 hereof.

14.8 To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this Section in trust for and on behalf of such Indemnified Party.

15.      RIGHT OF FIRST REFUSAL

15.1 The Issuer will notify the Agent of the terms of any further brokered debt or equity financings that it requires or proposes to obtain during the nine months from Closing Day and the Agent will have the right of first refusal to provide any such financing.

15.2 The right of first refusal must be exercised by the Agent within 15 days following the receipt of the notice by notifying the Issuer that they will provide such financing on the terms set out in the notice.

15.3 If the Agent fails to give notice within the 15 days that it will provide such financing upon the terms set out in the notice, the Issuer will then be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favourable to the Issuer, subject to obtaining the acceptance of the Regulatory Authorities.

15.4 The right of first refusal will not terminate if, on receipt of any notice from the Issuer under this Section, the Agent fails to exercise the right.

15.5 The right of first refusal granted under this Section will terminate if the Offering is not made by the Agent within the period provided in this Agreement.

16.      ASSIGNMENT AND SELLING GROUP PARTICIPATION

16.1 The Agent will not assign this Agreement or any of its rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agent has obtained the consent of the Issuer and notice has been given to and accepted by the Regulatory Authorities.

16.2 The Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the Agent's Commissions or Agent's Warrants to be received by the Agent pursuant to this Agreement.

17.      NOTICE

17.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

17.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

17.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

17.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by facsimile transmission or will be delivered.

18.      TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the INTERPRETATION ACT (British Columbia).

19.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and indemnities of the parties contained in this Agreement will survive the closing of the purchase and sale of the Securities.

20.      LANGUAGE

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, feminine or the body corporate where required by the context.

21.      ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

22.      HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

23.      COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

24.      LAW

This Agreement is governed by the law of British Columbia and shall be treated in all respects as a British Columbia contract, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

This document was executed and delivered as of the date given above.

                                     AMERA RESOURCES CORPORATION

                                     Per:  /s/ Nikolaos Cacos
                                          --------------------------------------
                                          Name:    Nikolaos Cacos
                                          Title:   President, Chief Executive
                                                   Officer and Director

                                     Per:  /s/ Robert Coltura
                                          --------------------------------------
                                          Name:    Robert Coltura
                                          Title:   Secretary and Director
                                          I/We have the authority to bind the
                                          corporation


                                     CANACCORD CAPITAL CORPORATION

                                     Per:  /s/ Dennis N. Burdett
                                          --------------------------------------
                                          Name:    Dennis N. Burdett
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer

                                     Per:  /s/ David J. Horton
                                          --------------------------------------
                                          Name:    David J. Horton
                                          Title:   Senior Vice President
                                                   and Director
                                          I/We have the authority to bind the
                                          corporation